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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): September 14, 2007
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                               InterDigital, Inc.
             (Exact name of registrant as specified in its charter)


        Pennsylvania                   1-11152                   23-1882087
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


781 Third Avenue, King of Prussia, Pennsylvania                  19406-1409
   (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

Samsung Delaware District Court Proceedings
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     (i) On September 14, 2007, Samsung Electronics, Co., Ltd. ("Samsung") filed a First Amended Complaint ("Amended Complaint") in its proceeding in the United States District Court for the District of Delaware ("Delaware District Court")
against    InterDigital    Communications    Corporation    (now    InterDigital
Communications,  LLC) and affiliates  InterDigital  Technology  Corporation  and
Tantivy  Communications,  Inc.  (collectively,   "InterDigital").   The  Amended
Complaint removes all of Samsung's Declaratory Judgment claims that nine of InterDigital's patents are invalid and/or not infringed. Samsung has continued with its originally-pled claims concerning InterDigital's alleged behavior with standards bodies and licensing practices. In addition, the Amended Complaint was filed only on behalf of the Korean parent Samsung and, unlike the original Complaint, does not identify Samsung Telecommunications America LLP as a co-plaintiff.

     In June 2007, at the request of the parties, the Delaware District Court entered a Stipulated Order to stay Samsung's Delaware District Court proceeding until September 14, 2007. The stay has expired.

     InterDigital is reviewing the allegations set forth in the Amended Complaint and will file its response in the Delaware District Court at the appropriate time. Samsung's filing of the Amended Complaint has no effect on the date of the hearing scheduled to commence January 30, 2008 relating to the United States International Trade Commission's ("ITC") investigation of certain of Samsung's 3G WCDMA handsets and components thereof.

     (ii) InterDigital's Delaware District Court proceeding against Samsung and certain of its affiliates will continue to be stayed until the ITC's determination in the investigation of certain of Samsung's 3G WCDMA handsets and components thereof becomes final.

Samsung 3rd Arbitration Proceeding
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     In October 2006, Samsung filed a request for a new International Chamber of
Commerce arbitration proceeding ("Samsung 3rd Arbitration") relating to the ongoing patent royalty dispute between Samsung and InterDigital Communications Corporation (now InterDigital Communications, LLC) and InterDigital Technology Corporation. An arbitral tribunal has been fully constituted in the Samsung 3rd Arbitration. A hearing on the merits of this matter has not been scheduled.

Samsung Award Confirmation Proceeding
-------------------------------------

     In September 2006, InterDigital filed a petition in the U.S. District Court for the Southern District of New York, seeking judicial confirmation of the August 2006 Samsung arbitration award. All petitions pending in this proceeding have been fully briefed. This case has been reassigned from the Honorable Kenneth M. Karas to the Honorable Richard J. Sullivan, and the parties are awaiting a hearing or decision from the court.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERDIGITAL, INC.


                                    By: /s/ William J. Merritt
                                        ----------------------------------------
                                        William J. Merritt
                                        President and Chief Executive Officer


Date: September 19, 2007